UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 2008


                            Azure International, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-144509                26-1469720
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

20 Peresveta Street, Suite 26, Bryansk, Russia                    241019
   (Address of principal executive offices)                     (Zip Code)

      Registrant's telephone number, including area code: +7-905-177-4726

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

Effective July 21, 2008, Andrey Deshin resigned as secretary of the Company. As such, we have appointed Larisa Etezova as secretary to the Company.

Larisa Etezova graduated with a Bachelor Degree in Psychology from Moscow Social University in June 2002. Since that time, Ms. Etezova has been self-employed as sole proprietor and involved in wholesale trade. She also provides consulting service for various companies working in distribution of home restoration goods.

Ms. Larisa Etezova replaces Mr. Andrey Deshin, who has resigned as secretary but remains President, Treasurer and director of the Company.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2008                 Azure International, Inc.


                                    By: /s/ Andrey Deshin
                                        ---------------------------------------
                                        Andrey Deshin, Director